UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2018

HCi Viocare
Exact name of registrant as specified in its charter

Nevada	000-53089	30-0428006
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Kintyre House, 209 Govan Road, Glasgow, Scotland	G51 1 HJ
(Address of principal executive offices)	(Zip Code)

+44 141 3700321
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As used in this Current Report on Form 8-K, unless otherwise stated, all references to the "Company", "we," "our" and "us" refer to HCi Viocare.

On May 31, 2018, the Company entered into a Debt Settlement and Subscription Agreement (the "Agreement") with the President of the Company, Mr. Sotirios Leontaritis ("Leontaritis"). At March 31, 2018, the Company was indebted to Leontaritis in the amount of US$589,613.56 (the "Debt"), in respect to certain unpaid salary, advances for operational shortfalls and certain unsettled expense reimbursements. Leontaritis has agreed to accept 3,333,333 shares of the Company's common stock at a price of US$0.03 per share to settle the amount of US$100,000 of the Debt pursuant to the terms and conditions set forth in the Agreement.

The Agreement was approved by the Board of Directors of the Company.

A copy of the Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.

SECTION 3. SECURITIES AND TRADING MARKETS

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Exemption From Registration. The shares of Common Stock referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Regulation S of the Securities Act of 1933, as amended, ("Securities Act"), as promulgated by the U.S. Securities and Exchange Commission under the Securities Act. Our reliance upon the exemption under Rule 903 of Regulation S of the Securities Act was based on the fact that the sales of the securities were completed in an "offshore transaction", as defined in Rule 902(h) of Regulation S. We did not engage in any directed selling efforts, as defined in Regulation S, in the United States in connection with the sale of the securities. The investor was not a US person, as defined in Regulation S, and was not acquiring the securities for the account or benefit of a US person.

SECTION 8. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 8.01 OTHER EVENTS

On May 23, 2018 the Company approved an amendment to the term of the scientific advisory agreement with Dr. Christos Kapatos, member of the Scientific Advisory Board, originally entered into on April 15, 2014 and filed on Form 8-K with the Securities and Exchange Commission as of May 6, 2014, in order to extend the term to April 15, 2019.

A copy of the Addendum is filed as Exhibit 10.2 on this Current Report on Form 8-K.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

9.01 Financial Statements and Exhibits

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
10.1	May 31, 2018 Debt Settlement and Subscription Agreement between the Company and Mr. Sotirios Leontaritis.	Filed herewith
10.2	May 23, 2018 Addendum No 4 to April 15, 2014 Advisory Agreement between the Company and Dr. Christos Kapatos.	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HCi Viocare

Dated: May 31, 2018	By:	/s/ Sotirios Leontaritis
	Name:	Sotirios Leontaritis
	Title:	President, CEO, and Director
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